Investment Portfolio
(UNAUDITED) | 07.31.2021
CARILLON EAGLE GROWTH & INCOME FUND
COMMON STOCKS - 98.4%	Shares	Value
Aerospace & defense - 3.0%
Raytheon Technologies Corp.	330,140	$28,705,673
Banks - 8.6%
JPMorgan Chase & Co.	198,420	30,116,188
The PNC Financial Services Group, Inc.	157,333	28,699,112
Truist Financial Corp.	430,205	23,416,058
Beverages - 5.7%
PepsiCo, Inc.	152,407	23,920,279
The Coca-Cola Co.	539,664	30,777,038
Biotechnology - 1.9%
AbbVie, Inc.	161,298	18,758,957
Capital markets - 4.3%
BlackRock, Inc.	26,137	22,665,222
CME Group, Inc.	87,173	18,492,009
Chemicals - 3.6%
Eastman Chemical Co.	179,423	20,224,560
PPG Industries, Inc.	90,392	14,780,900
Communications equipment - 3.5%
Cisco Systems, Inc.	607,424	33,633,067
Diversified telecommunication services - 2.8%
Verizon Communications, Inc.	480,007	26,774,790
Electric Utilities - 2.9%
NextEra Energy, Inc.	357,572	27,854,859
Electrical equipment - 5.1%
Eaton Corp. PLC	179,441	28,360,650
Rockwell Automation, Inc.	66,943	20,579,617
Electronic equipment, instruments & components - 1.6%
TE Connectivity Ltd.	102,351	15,093,702
Equity real estate investment trusts (REITs) - 4.8%
Crown Castle International Corp.	113,831	21,979,628
Prologis, Inc.	185,996	23,814,928
Food products - 1.0%
Mondelez International, Inc., Class A	150,461	9,518,163
Health care equipment & supplies - 3.8%
Abbott Laboratories	85,248	10,313,303
Medtronic PLC	200,982	26,390,947
Health care providers & services - 1.6%
UnitedHealth Group, Inc.	37,224	15,344,477
Hotels, restaurants & leisure - 3.3%
McDonald's Corp.	130,713	31,725,352
Household durables - 1.8%
Garmin Ltd.	113,166	17,789,695
Household products - 2.0%
The Procter & Gamble Co.	135,268	19,239,168
Industrial conglomerates - 1.8%
Honeywell International, Inc.	72,927	17,049,603
IT services - 3.0%
Automatic Data Processing, Inc.	139,338	29,209,425
Media - 2.6%
Comcast Corp., Class A	421,005	24,767,724
Multiline retail - 2.4%
Target Corp.	87,505	22,843,180
Oil, gas & consumable fuels - 3.2%
Chevron Corp.	299,765	30,519,075
Pharmaceuticals - 5.9%
Eli Lilly & Co.	63,126	15,371,181
Johnson & Johnson	129,750	22,342,950
Merck & Co., Inc.	245,527	18,873,661
Road & rail - 2.7%
Union Pacific Corp.	119,083	26,050,597
Semiconductors & semiconductor equipment - 7.3%
Broadcom, Inc.	70,501	34,221,185
Texas Instruments, Inc.	190,437	36,301,101
Software - 4.8%
Microsoft Corp.	162,511	46,301,009
Specialty retail - 3.4%
The Home Depot, Inc.	100,390	32,946,994
Total common stocks (cost $588,565,832)		945,766,027
Total investment portfolio (cost $588,565,832) - 98.4%		945,766,027
Other assets in excess of liabilities - 1.6%		15,231,728
Total net assets - 100.0%		$960,997,755

Fair value measurements | The Fund utilizes a three-level hierarchy of inputs to establish a classification of fair value measurements. The three levels are defined as:
Level 1—Valuations based on unadjusted quoted prices for identical securities in active markets;
Level 2—Valuations based on inputs other than quoted prices that are observable, either directly or indirectly, including inputs in markets that are not considered active; and
Level 3—Valuations based on inputs that are unobservable and significant to the fair value measurement, and may include the Valuation Committee’s own assumptions on determining fair value of investments.

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments and is affected by various factors such as the type of investment and the volume and/or level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Valuation Committee, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the valuation date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy. Investments falling into the Level 3 category may be classified as such due to a lack of market transparency and corroboration to support the quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Valuation Committee. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable entity data.

All investments are categorized as Level 1 as of the date of this report.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual report.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.